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                                                                    Exhibit 23.1


INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Screaming Media.com Inc. on Form S-1 of our report dated January 19, 2000 (February 1, 2000 as to Note
12), appearing in the Prospectus, which is part of this Registration Statement.


We also consent to the reference to us under the headings "Selected Financial Data" and "Experts" in such Prospectus.


DELOITTE & TOUCHE LLP
New York, New York
February 16, 2000